UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2013

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CAPITAL PROPERTIES, INC.
 (Exact name of registrant as specified in its charter)

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Rhode Island
(State or other jurisdiction of incorporation)

001-08499	05-0386287
(Commission File Number)	(IRS Employer Identification Number)

100 Dexter Road, East Providence, Rhode Island 02914
(Address of principal executive offices)

(401) 435-7171
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.07.Submission of Matters to a Vote of Security Holders.

(a) Election of Directors.  On April 23, 2013, the Registrant held its 2013 Annual Meeting of Shareholders (the “Meeting”) in Providence, Rhode Island.  Of the 3,790,249 shares of the Registrant’s Class A common stock and 2,809,663 shares of the Registrant’s Class B common stock outstanding as of the record date, 3,464,383 shares of Class A common stock and 1,894,325 shares of Class B common stock were present or represented by proxy at the Meeting.  At the Meeting, the shareholders voted to elect two directors (by the holders of the Registrant’s Class A common stock only) and four directors (by the holders of the Registrant’s Class B common stock only) to serve for terms of one year and until their successors are elected and qualified.  The voting results from the Meeting were as follows:

ELECTION OF CLASS A DIRECTORS
	FOR	WITHHOLD

(01) Robert H. Eder	2,731,517	62,356
(02) Todd D. Turcotte	2,730,530	63,343

ELECTION OF CLASS B DIRECTORS:
	FOR	WITHHOLD

(01) Matthew C. Baum	1,893,269	1,056
(02) Alfred J. Corso	1,894,259	66
(03) Harris N. Rosen	1,893,269	1,056
(04) Craig M. Scott	1,894,259	66

(b) Restated Articles of Incorporation.  Pursuant to the Company’s definitive Proxy Statement, the Board of Directors recommended to the shareholders approval of Restated Articles of Incorporation which, among other things, (i) would convert all existing Class B common stock into an equivalent number of shares of Class A common stock, (ii) would modify the provisions relating to the election of Directors to reflect the existence of a single class of stock, and (iii) would remove all restrictions on share ownership which were designed to permit the Company to qualify as a real estate investment trust under Section 856 of the Internal Revenue Code of 1986.  Of the shareholders present, in person or by proxy as described in Subsection (a) above, the voting results for Approval of a Proposal to Amend and Restate the Company’s Articles of Incorporation are as follows:

	FOR	AGAINST	ABSTAIN
Class A	3,424,745	31,864	7,674
Class B	1,892,876	330	1,119

Accordingly, the Restated Articles of Incorporation were approved.

(c) Advisory Vote on Executive Compensation.  Of the Class A and Class B shareholders at the meeting represented in person or by proxy as delineated in Subsection (a) above, the voting results for Approval of Non-Binding Vote on Compensation of Executive Officers are as follows:

	FOR	AGAINST	ABSTAIN
Class A	2,701,302	31,734	60,837
Class B	1,893,111	20	1,194

Accordingly, the Motion was approved.

(d) Frequency of Shareholder Advisory Vote on Executive Compensation.  The Board of Directors recommended a three year frequency of a vote on executive compensation.  The shareholders voted as follows:

                          Class A Shareholders
Frequency	For	Abstain
1 Year	441,491	71,320
2 Years	2,545	71,320
3 Years	2,278,517	71,320

                                      Class B Shareholders
Frequency	For	Abstain
1 Year	7,158	1,196
2 Years	3,190	1,196
3 Years	1,882,781	1,196

(e) Approval of Frequency of Votes on Shareholder Advisory Votes on Executive Compensation.  At the Board of Directors meeting held immediately after the Annual Meeting, the Board of Directors approved the recommendation of the shareholders to hold advisory votes on executive compensation every three years.

Item 9.01.Financial Statements and Exhibits

(f)Exhibits

Exhibit No.                                3.1 Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CAPITAL PROPERTIES, INC.

Date: April 23, 2013	By:	/s/ Barbara J. Dreyer
Barbara J. Dreyer
Treasurer